DEVELOPMENT GRANT	12 Months Ended
Dec. 31, 2016
Research and Development [Abstract]
Research, Development, and Computer Software Disclosure [Text Block]
7.  DEVELOPMENT GRANT

On June 7, 2012, the Company entered into a project funding agreement with the Canada-Israel Research and Development Foundation (“CIIRDF”). The purpose of the grant was to fund the Company’s activities related to the development of a cognitive assessment and treatment platform for childhood attention deficit disorder and attention hyperactivity disorder (the “Development”). Under the terms of the grant, CIIRDF would fund up to CDN$300,000 of development activities related to the Development. The grant is repayable to CIIRDF based on 2.5% of annual gross sales related to products developed from the Development. The Company received CDN$225,000 from CIIRDF to fund the Development. The amount presented in these financial is reflected in United States dollars.